Exhibit 10.4

PROMISSORY NOTE

$24,438,192.00	November 30, 2012

GGT TRG CASTLE HILLS TX, LLC, a Delaware limited liability company (“Borrower”), promises to pay to the order of JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), TWENTY-FOUR MILLION FOUR HUNDRED THIRTY-EIGHT THOUSAND ONE HUNDRED NINETY-TWO AND 00/100 DOLLARS ($24,438,192.00), or if less, the aggregate unpaid principal amount of all Loans made by Lender to Borrower pursuant to the Agreement (as hereinafter defined), together with interest on the unpaid principal amount hereof in the manner set forth in the Agreement. Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Maturity Date.

This Promissory Note is the note issued pursuant to, and is entitled to the benefits of, the Construction Loan and Security Agreement of even date herewith (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), by and between Lender and Borrower, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured and guaranteed pursuant to the Loan Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note shall be construed in accordance with and governed by the law of the State of Texas.

The provisions of Section 10.13 of the Agreement are incorporated by reference as though fully set forth herein.

[SIGNATURE(S) ON FOLLOWING PAGE(S)]

PROMISSORY NOTE – PAGE 1

EXECUTED to be effective as of the date first above written.

BORROWER:

GGT TRG CASTLE HILLS TX, LLC,
a Delaware limited liability company

By:	TRG CASTLE HILLS, L.P.,
a Delaware limited partnership,
its Operating Member

	By:	TRG-CASTLE HILLS GP, LLC,
a Delaware limited liability company,
its General Partner

		By:	/S/ Brian J. Tusa
Brian J. Tusa, President

PROMISSORY NOTE – SIGNATURE PAGE